                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.   20549


                                 FORM 8-K/A-2

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JULY 18, 1996
                                                           -------------



                           FIRST COMMONWEALTH, INC.
                           ------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      0-27064                 75-2154228
-----------------------             -----------          --------------------
(STATE OF INCORPORATION             (COMMISSION             (I.R.S. EMPLOYER
     ORGANIZATION)                  FILE NUMBER)          IDENTIFICATION NO.)


              444 NORTH WELLS STREET, SUITE 600, CHICAGO, IL 60610
            -------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVES OFFICES)    (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (312) 644-1800
                                                           --------------



                                 NOT APPLICABLE
                                 --------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 1996               FIRST COMMONWEALTH, INC.
                                           (Registrant)

                                      By:  /s/ Christopher C. Multhauf
                                           ---------------------------
                                           Christopher C. Multhauf
                                           Chairman and Chief Executive Officer

               The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K, dated July 18, 1996, as follows:

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b)  Pro Forma Financial Information.
          -------------------------------

          (i) The following pro forma financial statements of the registrant previously filed as Exhibit 99.5 are hereby amended as follows:

     Unaudited Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc., as of and for the Six Months ended June 30, 1996

          Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements

          Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months ended June 30, 1996

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996

          Notes to Unaudited Pro Forma Condensed Consolidated Financial
          Statements

         (ii) The following pro forma financial statements of the registrant are filed as Exhibit 99.6 hereto:

     Unaudited Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc., as of and for the Nine Months ended September 30, 1996

          Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements

          Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months ended September 30, 1996

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996

          Notes to Unaudited Pro Forma Condensed Consolidated Financial
          Statements


     (c)  Exhibits.
          --------

     99.5 Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the Six Months ended June 30, 1996

     99.6 Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the Nine Months ended September 30, 1996

                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------

       99.5 Pro Forma Condensed Consolidated Financial Statement of First Commonwealth, Inc. as of, and for the six months ended June 30, 1996

       99.6 Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the nine months ended September 30, 1996